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                                                                      Exhibit 21

                     MORGAN STANLEY GROUP INC. SUBSIDIARIES
                             As of February 15, 1996

                                                                                                                    YEAR OF
                                                                                          JURISDICTION OF         INCORPORATION/
                                                                                           INCORPORATION            FORMATION

MORGAN STANLEY GROUP INC.                                                                 Delaware              1975
     Fourth Street Development Co. Incorporated                                           Delaware              1990
     Fourth Street Ltd.                                                                   Delaware              1990
     Jolter Investments Inc.                                                              Delaware              1989
     Morgan Rundle Inc.                                                                   Delaware              1978
         MR Ventures Inc.                                                                 Delaware              1982
     Morgan Stanley Advisory Partnership Inc.                                             Delaware              1985
     Morgan Stanley Asset Management Inc.                                                 Delaware              1980
         Morgan Stanley Asset Management Holdings Inc.                                    Delaware              1995
              *Miller Anderson & Sherrerd, LLP                                            Pennsylvania          1971
     Morgan Stanley Baseball, Inc.                                                        Delaware              1989
     Morgan Stanley Capital Group Inc.                                                    Delaware              1984
     Morgan Stanley Capital I Inc.                                                        Delaware              1985
     Morgan Stanley Capital (Jersey) Limited                                              Jersey, Channel Is.   1987
     Morgan Stanley Capital Partners III, Inc.                                            Delaware              1993
     Morgan Stanley Capital Services Inc.                                                 Delaware              1985
     Morgan Stanley Commercial Mortgage Capital, Inc.                                     Delaware              1994
     Morgan Stanley Commodities Management, Inc.                                          Delaware              1992
     Morgan Stanley Derivative Products Inc.                                              Delaware              1994
     Morgan Stanley Developing Country Debt II, Inc.                                      Delaware              1991
     Morgan Stanley Emerging Markets Inc.                                                 Delaware              1990
     Morgan Stanley Equity (C.I.) Limited                                                 Jersey, Channel Is.   1995
     Morgan Stanley Equity Investors Inc.                                                 Delaware              1988
     Morgan Stanley Finance (Jersey) Limited                                              Jersey, Channel Is.   1990
     Morgan Stanley Insurance Agency Inc.                                                 Delaware              1985
     Morgan Stanley (Jersey) Limited                                                      Jersey, Channel Is.   1986
     Morgan Stanley LEF I, Inc.                                                           Delaware              1989
     Morgan Stanley Leveraged Capital Fund Inc.                                           Delaware              1985
     Morgan Stanley Leveraged Equity Fund II, Inc.                                        Delaware              1987
         Morgan Stanley Capital Partners Asia Limited                                     Hong Kong             1992
     Morgan Stanley Leveraged Equity Holdings Inc.                                        Delaware              1987
     Morgan Stanley Market Products Inc.                                                  Delaware              1987
     Morgan Stanley Mortgage Capital Inc.                                                 New York              1984
     Morgan Stanley Real Estate Investment Management Inc.                                Delaware              1990
         Morgan Stanley Real Estate Fund, Inc.                                            Delaware              1989
              MSREF I, L.L.C.                                                             Delaware              1995
         MSREF I-CO, L.L.C.                                                               Delaware              1995
     Morgan Stanley Real Estate Investment Management II, Inc.                            Delaware              1994
         MSREF II-CO, L.L.C.                                                              Delaware              1995
     Morgan Stanley Realty Incorporated                                                   Delaware              1969
         Brooks Harvey & Co., Inc.                                                        Delaware              1971
         Morgan Stanley Realty of California Inc.                                         California            1970
         Morgan Stanley Realty of Illinois Inc.                                           Delaware              1989
         Brooks Harvey of Florida, Inc.                                                   Florida               1978
         Brooks Harvey & Co. of Hawaii, Inc.                                              Delaware              1981
         Morgan Stanley Realty Japan Ltd.                                                 Japan                 1991
         BH-MS Realty Inc.                                                                Delaware              1983
              BH-MS Leasing Inc.                                                          Delaware              1983
                  BH-Sartell Inc.                                                         Delaware              1983



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
MORGAN STANLEY GROUP INC. (CONTINUED)
     The Morgan Stanley Scholarship Fund Inc.
         (Not-for-Profit)                                                                 Delaware              1985
     Morgan Stanley Services Inc.                                                         Delaware              1988
     Morgan Stanley Technical Services Inc.                                               Delaware              1989
     Morgan Stanley Technical Services MB/VC Inc.                                         Delaware              1993
     Morgan Stanley Trust Company                                                         New York              1992
         MS Prospect & Co.                                                                Delaware              1993
     Morgan Stanley Venture Capital Inc.                                                  Delaware              1984
     Morgan Stanley Venture Capital II, Inc.                                              Delaware              1992
     Morgan Stanley Ventures Inc.                                                         Delaware              1984
     Morstan Development Company, Inc.                                                    Delaware              1971
         Moranta, Inc.                                                                    Georgia               1979
         Porstan Development Company, Inc.                                                Oregon                1982
     MS 10020, Inc.                                                                       Delaware              1994
     MS Financing Inc.                                                                    Delaware              1986
         Morgan Stanley 750 Building Corp.                                                Delaware              1994
         MS Tokyo Properties Ltd.                                                         Japan                 1989
     MS Holdings Incorporated                                                             Delaware              1995
     MS SP Urban Horizons, Inc.                                                           Delaware              1996
     MS Urban Horizons, Inc.                                                              Delaware              1994
     MS Venture Capital (Japan) Inc.                                                      Delaware              1989
     MSAM/Kokusai, Inc.                                                                   Delaware              1995
     MSBF Inc.                                                                            Delaware              1995
     MSCP III Holdings, Inc.                                                              Delaware              1994
     MSPL Co. Inc.                                                                        Delaware              1990
     MSREF II, Inc.                                                                       Delaware              1994
         MSREF II, L.L.C.                                                                 Delaware              1995
     MS/USA Leasing Inc.                                                                  Delaware              1993
     PG Holdings, Inc.                                                                    Delaware              1991
     PG Investors, Inc.                                                                   Delaware              1991
     PG Investors II, Inc.                                                                Delaware              1996
     Pierpont Power, Inc.                                                                 New York              1987
     Romley Computer Leasing Inc.                                                         Delaware              1985
     Strategic Investments I, Inc.                                                        Delaware              1996

     MORGAN STANLEY & CO. INCORPORATED                                                    Delaware              1969
         HRJ Corporation                                                                  Delaware              1986
         Morgan Stanley Flexible Agreements Inc.                                          Delaware              1992
         Morgan Stanley Securities Trading Inc.                                           Delaware              1986
         Morgan Stanley Stock Loan Inc.                                                   Delaware              1986
         MS Securities Services Inc.                                                      Delaware              1981
         NRSD Corporation                                                                 Delaware              1988
         Prime Dealer Services Corp.                                                      Delaware              1994

     MORGAN STANLEY INTERNATIONAL INCORPORATED                                            Delaware              1963
         Bank Morgan Stanley AG                                                           Switzerland           1973
         Morgan Stanley AOZT                                                              Russia                1994
         Morgan Stanley Asia (China) Limited                                              Hong Kong             1991
         Morgan Stanley Asia Holdings I Inc.                                              Delaware              1990
         Morgan Stanley Asia Holdings II Inc.                                             Delaware              1990
         Morgan Stanley Asia Holdings III Inc.                                            Delaware              1990
         Morgan Stanley Asia Holdings IV Inc.                                             Delaware              1990
         Morgan Stanley Asia Holdings V Inc.                                              Delaware              1990
         Morgan Stanley Asia Holdings VI Inc.                                             Delaware              1990


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

MORGAN STANLEY GROUP INC. (CONTINUED)
     MORGAN STANLEY INTERNATIONAL INCORPORATED (CONTINUED)
         Morgan Stanley Asia Pacific (Holdings) Limited                                   Cayman Islands        1995
              Morgan Stanley Asia Regional (Holdings) I LLC                               Cayman Islands        1995
                  Morgan Stanley Asia Limited                                             Hong Kong             1984
                  Morgan Stanley Futures (Hong Kong) Limited                              Hong Kong             1988
                  Morgan Stanley Hong Kong Securities Limited                             Hong Kong             1988
                  Morgan Stanley Pacific Limited                                          Hong Kong             1987
              Morgan Stanley Asia Regional (Holdings) II LLC                              Cayman Islands        1995
              Morgan Stanley Asia Regional (Holdings) III LLC                             Cayman Islands        1995
              Morgan Stanley Asia Regional (Holdings) IV LLC                              Cayman Islands        1995
              **Morgan Stanley Japan (Holdings) Ltd.                                      Cayman Islands        1984
                  Morgan Stanley Japan Limited                                            Hong Kong             1993
         Morgan Stanley Asia Pacific (Holdings) I Limited                                 Cayman Islands        1995
         Morgan Stanley Asia (Singapore) Pte Ltd                                          Rep. of Singapore     1992
         Morgan Stanley Asia (Taiwan) Ltd.                                                Rep. of China         1990
         Morgan Stanley Asset & Investment Trust Management Co., Limited                  Japan                 1987
         Morgan Stanley Asset Management Singapore Limited                                Rep. of Singapore     1990
         Morgan Stanley Australia Limited                                                 Australia             1989
         Morgan Stanley Bank Luxembourg S.A.                                              Luxembourg            1989
         Morgan Stanley Canada Limited                                                    Canada                1982
         Morgan Stanley Capital SA                                                        France                1989
         Morgan Stanley Capital Group (Singapore) Pte Ltd                                 Rep. of Singapore     1990
         Morgan Stanley Capital (Luxembourg) S.A.                                         Luxembourg            1993
         Morgan Stanley Developing Country Debt, Ltd.                                     Bermuda               1991
         Morgan Stanley Financial Services Beteiligungs GmbH                              Germany               1993
         Morgan Stanley Futures (Singapore) Pte Ltd                                       Rep. of Singapore     1992
         Morgan Stanley Group (Europe) Plc                                                England               1988
              Morgan Stanley Asset Management Limited                                     England               1986
              Morgan Stanley Capital Group Limited                                        England               1993
              Morgan Stanley (Europe) Limited                                             England               1993
              Morgan Stanley Finance plc                                                  England               1993
              Morgan Stanley Properties Limited                                           England               1986
              Morgan Stanley Property Management (UK) Limited                             England               1987
              Morgan Stanley Services (UK) Limited                                        England               1993
              Morgan Stanley UK Group                                                     England               1976
                  Morgan Stanley & Co. International Limited                              England               1986
                       Morgan Stanley International Nominees Limited                      England               1994
                  Morgan Stanley & Co. Limited                                            England               1988
                 Morgan Stanley Securities Limited                                        England               1986
                       Morstan Nominees Limited                                           England               1986
              MS Leasing UK Limited                                                       England               1991
              MS Volatility Fund N.V.                                                     Netherlands Antilles  1993
         Morgan Stanley Holding (Deutschland) GmbH                                        Germany               1990
              Morgan Stanley Bank AG                                                      Germany               1986
         Morgan Stanley Hong Kong Nominees Limited                                        Hong Kong             1988
         Morgan Stanley International Insurance Ltd.                                      Bermuda               1995
         Morgan Stanley Latin America Incorporated                                        Delaware              1994
              Morgan Stanley do Brasil Limitada                                           Brazil                1995
              MS Carbocol Advisors Incorporated                                           Delaware              1995
              MS Ferrovias Advisors Incorporated                                          Delaware              1995
         Morgan Stanley Mauritius Company Limited                                         Mauritius             1993
              ***Morgan Stanley Asset Management India Private Limited                    India                 1993
              ***Morgan Stanley India Securities Private Limited                          India                 1995


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

MORGAN STANLEY GROUP INC. (CONTINUED)
     MORGAN STANLEY INTERNATIONAL INCORPORATED (CONTINUED)
         Morgan Stanley Offshore Investment Company Ltd.                                  Cayman Islands        1987
         Morgan Stanley Overseas Services (Jersey) Limited                                Jersey, Channel Is.   1986
         Morgan Stanley S.A.                                                              France                1992
         Morgan Stanley SICAV Management S.A.                                             Luxembourg            1988
         Morgan Stanley South Africa (Pty)  Limited                                       South Africa          1994
         Morgan Stanley (Structured Products) Jersey Limited                              Jersey, Channel Is.   1994
         Morgan Stanley Wertpapiere GmbH                                                  Germany               1989
         MS Italy (Holdings) Inc.                                                         Delaware              1990
              Banca Morgan Stanley SpA                                                    Italy                 1990
         MS LDC, Ltd.                                                                     Delaware              1991
         MSL Incorporated                                                                 Delaware              1976

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*   95% owned by Morgan Stanley Asset Management Holdings Inc., 3% owned by MSL
    Incorporated and 2% owned by MS Holdings Incorporated

**  25% owned by Morgan Stanley Asia Pacific (Holdings) I Limited

*** 25% owned by non-Morgan Stanley entities


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